EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Regalwood Global Energy Ltd. (the “Company”) on Form 10-Q for the quarter ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin R. Gasque, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2018

/s/ Kevin R. Gasque Name: Kevin R. Gasque
Title: Chief Financial Officer, Secretary and Treasurer
(Principal Financial and Accounting Officer)